Exhibit 99.2

EMPIRE STATE REALTY TRUST

Supplemental Operating and Financial Data

For the Quarter Ended March 31, 2015

Forward-looking Statements

We make forward-looking statements in this supplemental package within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely on them as predictions of future events. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.

You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. In particular, forward looking statements include those pertaining to our capital resources, portfolio performance, dividend policy, results of operations, anticipated growth in our portfolio from operations, acquisitions, and market conditions and demographics.

Forward-looking statements involve numerous risks and uncertainties, many of which are difficult to predict and generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry and markets, either nationally or in Manhattan or the greater New York metropolitan area; resolution of the litigations and arbitration involving our company; reduced demand for office or retail space; general volatility of the capital and credit markets and the market price of our Class A common stock and listed operating partnership units; changes in our business strategy; defaults on, early terminations of, or non-renewal of, leases by tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; litigation; fluctuations in interest rates; increased operating costs; declining real estate valuations and impairment charges; availability, terms and deployment of capital; our failure to obtain necessary outside financing; our expected leverage; decreased rental rates or increased vacancy rates; breach of or the expiration of our ground lease; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop, renovate and reposition properties successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions; risks of real estate acquisitions, dispositions and development (including our Metro Tower development site), including construction delays and cost overruns; our failure to operate acquired properties and operations successfully; our ability to manage our growth effectively; changes in governmental regulations, tax laws and rates and similar matters; estimates relating to our ability to make distributions to our securityholders in the future; our failure to qualify as a REIT; a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack or insufficient amounts of insurance; financial market fluctuations; availability of, and our ability to attract and retain, qualified personnel; conflicts of interest affecting our senior management team; competition; changes in real estate and zoning laws and increases in real property tax rates; and our ability to comply with the laws, rules and regulations applicable to companies and, in particular, public companies. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission.

First Quarter 2015

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous office building.

BOARD OF DIRECTORS
Anthony E. Malkin	William H. Berkman	Alice M. Connell
Chairman and Chief Executive	Director, Chair of Compensation	Director
Officer	and Nominating/Corporate
Governance Committees

Thomas J. DeRosa	Steven J. Gilbert	S. Michael Giliberto
Director, Chair of	Director, Lead Director	Director
Audit Committee

James D. Robinson IV
Director

EXECUTIVE MANAGEMENT
Anthony E. Malkin	John B. Kessler	Thomas P. Durels
Chairman and Chief Executive	President and Chief Operating	Executive Vice President and
Officer	Officer	Director of Leasing and Operations

David A. Karp	Thomas N. Keltner, Jr.
Executive Vice President, Chief	Executive Vice President,
Financial Officer and Treasurer	General Counsel and Secretary

COMPANY INFORMATION
Corporate Headquarters	Investor Relations	New York Stock Exchange
One Grand Central Place	David A. Karp	Trading Symbol: ESRT
60 East 42nd Street	IR@empirestaterealtytrust.com
New York, NY 10165 www.empirestaterealtytrust.com
(212) 687-8700

First Quarter 2015

Financial Highlights

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
Selected Items:	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Revenue	$151,882	$170,411	$169,441	$155,168	$140,306
EBITDA (1)	$64,941	$79,846	$83,698	$71,911	$54,203
Cash net operating income (1)	$67,656	$78,161	$82,379	$66,994	$49,029
Net income	$7,888	$10,964	$22,734	$25,281	$11,231
Core funds from operations (“Core FFO”) (1)	$52,670	$65,212	$65,094	$55,408	$41,709
Core funds available for distribution (“Core FAD”) (1)	$42,645	$49,546	$49,008	$39,236	$25,839
Core FFO per share—diluted	$0.20	$0.25	$0.25	$0.23	$0.17
Core FAD per share—diluted	$0.16	$0.19	$0.19	$0.16	$0.11
Dividends declared and paid per share	$0.085	$0.085	$0.085	$0.085	$0.085
Portfolio Statistics:
Number of properties	20	20	20	18	18
Total rentable square footage	10,018,399	10,014,264	10,024,329	8,371,044	8,362,786
Percent occupied (2)	87.6%	88.6%	88.7%	88.6%	87.2%
Observatory Metrics:
Number of visitors	622,000	997,000	1,405,000	1,222,000	664,000
Change in visitors year over year	-6.3%	1.8%	0.9%	3.8%	-6.3%
Observatory revenues	$18,223	$28,167	$35,684	$30,389	$17,301
Change in revenues year over year	5.2%	10.9%	10.2%	11.4%	3.6%
Ratios:
Consolidated Debt to Total Market Capitalization (3)	24%	25%	28%	23%	24%
Consolidated Debt and Perpetual Preferred Units to
Total Market Capitalization (4)	24%	26%	29%	23%	24%
Consolidated Debt to EBITDA (5)	5.4x	5.6x	4.8x	4.3x	5.6x
Interest Coverage Ratio	4.4x	5.3x	5.5x	4.9x	3.9x
Core FFO Payout Ratio (6)	43%	35%	35%	38%	51%
Core FAD Payout Ratio (7)	53%	46%	46%	53%	78%
Class A common stock price at quarter end	$18.81	$17.58	$15.02	$16.50	$15.11
Average closing price	$18.15	$16.28	$16.20	$16.07	$14.88
Dividends per share—annualized	$0.34	$0.34	$0.34	$0.34	$0.34
Dividend yield (8)	1.8%	1.9%	2.3%	2.1%	2.3%
Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360	1,560,360	1,609,813	—	—
Class A common stock	110,598,327	106,030,449	97,035,359	94,486,204	94,496,534
Class B common stock	1,149,014	1,161,438	1,232,183	1,121,786	1,122,130
Operating partnership units	155,808,466	159,912,447	168,862,138	150,356,053	150,275,657
Total common stock and operating partnership units outstanding	267,555,807	267,104,334	267,129,680	245,964,043	245,894,321

Notes:

(1) Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 23 and for a reconciliation of these metrics to net income, see pages 18 and 19.

(2)	Based on leases signed and commenced as of end of period.
(3)	Market capitalization represents the sum of (i) Company’s common stock per share price as of March 31, 2015 multiplied by the total outstanding number of shares of common stock and operating partnership units as of March 31, 2015 and (ii) our outstanding indebtedness as of March 31, 2015.
(4)	Market capitalization represents the sum of (i) Company’s common stock per share price as of March 31, 2015 multiplied by the total outstanding number of shares of common stock and operating partnership units as of March 31, 2015; (ii) the number of perpetual preferred units at March 31, 2015 multiplied by $16.62 and (iii) our outstanding indebtedness as of March 31, 2015.
(5)	Calculated based on trailing 12 months EBITDA for the first quarter 2015 and the fourth quarter 2014. For prior quarters, quarterly EBITDA was annualized.
(6)	Represents the amount of Core FFO paid out in distributions.
(7)	Represents the amount of Core FAD paid out in distributions.
(8)	Based on the closing price per share of Class A common stock on March 31, 2015.

First Quarter 2015

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended March 31, 2015
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,018,399	7,953,643	1,860,581	204,175
Occupancy (2)	87.6%	86.2%	92.0%	100.0%
Revenue	$149,829	$107,733	$19,118	$4,755	$18,223
Operating expenses	(74,738)	(58,224)	(8,039)	(1,498)	(6,977)

Net operating income	75,091	49,509	11,079	3,257	11,246
Straight-line rent	(4,102)	(4,349)	271	(24)	—
Above/below-market lease amortization	(5,291)	(5,291)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$67,656	$41,827	$11,350	$3,233	$11,246

Leasing activity
Total leases executed	60	51	9	—
Total square footage executed	418,092	372,028	46,064	—
Average rent psf—leases executed	$88.38	$93.92	$40.44	$—
Previously escalated rents psf	$35.43	$35.00	$39.14	$—
Percentage of new rent over previously escalated rents	149.5%	168.3%	3.3%	—
Leasing commission costs per square foot	$37.58	$41.21	$8.22	$—
Tenant improvement costs per square foot	52.41	53.46	43.95	—

Total LC and TI per square foot (3)	$89.99	$94.67	$52.17	$—

	Office	Retail	Total
Total Portfolio
Total square footage executed	367,761	50,331	418,092
Average rent psf—leases executed	$52.64	$347.32	$88.38
Previously escalated rents psf	$35.33	$36.14	$35.43
Percentage of new rent over previously escalated rents	49.0%	861.0%	149.5%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	321,697	50,331	372,028
Average rent psf—leases executed	$54.27	$347.32	$93.92
Previously escalated rents psf	$34.82	$36.14	$35.00
Percentage of new rent over previously escalated rents	55.9%	861.0%	168.3%

	Three Months Ended December 31, 2014
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,014,264	7,948,743	1,861,346	204,175
Occupancy (2)	88.6%	87.7%	91.1%	100.0%
Revenue	$165,041	$113,789	$18,497	$4,588	$28,167
Operating expenses	(75,655)	(58,483)	(7,591)	(1,750)	(7,831)

Net operating income	89,386	55,306	10,906	2,838	20,336
Straight-line rent	(7,613)	(7,538)	(135)	60	—
Above/below-market lease amortization	(5,613)	(5,613)	—	—	—
Below-market ground lease amortization	2,001	2,001	—	—	—

Cash net operating income	$78,161	$44,156	$10,771	$2,898	$20,336

Leasing activity
Total leases executed	63	54	9	—
Total square footage executed	200,480	155,482	44,998	—
Average rent psf—leases executed	$55.67	$58.60	$34.93	$—
Previously escalated rents psf	$44.12	$45.23	$36.30	$—
Percentage of new rent over previously escalated rents	26.2%	29.6%	-3.8%	—
Leasing commission costs per square foot	$12.39	$13.41	$8.85	$—
Tenant improvement costs per square foot	36.92	35.28	42.58	—

Total LC and TI per square foot (3)	$49.31	$48.69	$51.43	$—

First Quarter 2015

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended September 30, 2014
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,024,329	7,976,822	1,843,332	204,175
Occupancy (2)	88.7%	87.7%	91.8%	100.0%
Revenue	$163,076	$103,528	$19,053	$4,811	$35,684
Operating expenses	(69,336)	(52,916)	(7,773)	(1,538)	(7,109)

Net operating income	93,740	50,612	11,280	3,273	28,575
Straight-line rent	(8,543)	(8,858)	433	(118)	—
Above/below-market lease amortization	(4,568)	(4,568)	—	—	—
Below-market ground lease amortization	1,750	1,750	—	—	—

Cash net operating income	$82,379	$38,936	$11,713	$3,155	$28,575

Leasing activity
Total leases executed	57	48	9	—
Total square footage executed	181,743	143,290	38,453	—
Average rent psf—leases executed	$51.11	$55.80	$33.65	$—
Previously escalated rents psf	$42.67	$44.99	$34.02	$—
Percentage of new rent over previously escalated rents	19.8%	24.0%	-1.1%	—
Leasing commission costs per square foot	$14.30	$16.97	$4.34	$—
Tenant improvement costs per square foot	43.54	53.14	7.79	—

Total LC and TI per square foot (3)	$57.84	$70.11	$12.13	$—

	Three Months Ended June 30, 2014
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	18	7	5	6
Square feet	8,371,044	6,323,271	1,843,598	204,175
Occupancy (2)	88.6%	87.8%	90.2%	100.0%
Revenue	$140,477	$86,693	$18,991	$4,404	$30,389
Operating expenses	(60,902)	(44,527)	(7,902)	(1,353)	(7,120)

Net operating income	79,575	42,166	11,089	3,051	23,269
Straight-line rent	(10,979)	(10,540)	(192)	(247)	—
Above/below-market lease amortization	(2,028)	(2,028)	—	—	—
Below-market ground lease amortization	426	426	—	—	—

Cash net operating income	$66,994	$30,024	$10,897	$2,804	$23,269

Leasing activity
Total leases executed	69	58	11	—
Total square footage executed	211,259	172,212	39,047	—
Average rent psf—leases executed	$49.05	$51.54	$37.53	$—
Previously escalated rents psf	$41.15	$41.03	$41.30	$—
Percentage of new rent over previously escalated rents	19.2%	25.6%	-9.1%	—
Leasing commission costs per square foot	$15.20	$16.52	$9.41	$—
Tenant improvement costs per square foot	45.65	51.29	20.78	—

Total LC and TI per square foot (3)	$60.85	$67.81	$30.19	$—

First Quarter 2015

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended March 31, 2014
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	18	7	5	6
Square feet	8,362,786	6,318,516	1,840,095	204,175
Occupancy (2)	87.2%	86.2%	89.5%	98.9%
Revenue	$124,732	$84,946	$17,985	$4,500	$17,301
Operating expenses	(61,665)	(44,438)	(8,854)	(1,392)	(6,981)

Net operating income	63,067	40,508	9,131	3,108	10,320
Straight-line rent	(12,580)	(12,748)	250	(82)	—
Above/below-market lease amortization	(1,884)	(1,884)	—	—	—
Below-market ground lease amortization	426	426	—	—	—

Cash net operating income	$49,029	$26,302	$9,381	$3,026	$10,320

Leasing activity
Total leases executed	50	46	4	—
Total square footage executed	191,319	172,716	18,603	—
Average rent psf—leases executed	$48.03	$49.42	$35.11	$—
Previously escalated rents psf	$41.47	$40.43	$51.14	$—
Percentage of new rent over previously escalated rents	15.8%	22.3%	-31.3%	—
Leasing commission costs per square foot	$14.75	$15.07	$11.71	$—
Tenant improvement costs per square foot	53.36	54.25	46.11	—

Total LC and TI per square foot (3)	$68.11	$69.32	$57.82	$—

Notes:

(1)	Includes 522,601 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)	Based on leases signed and commenced as of period end.
(3)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

First Quarter 2015

Same Store Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Total Portfolio (Excluding Observatory)—Same Store (1)
	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Number of properties	18	18	18	18	18
Square feet	8,365,056	8,362,744	8,372,784	8,371,044	8,362,786
Occupancy (2)	88.1%	89.2%	89.2%	88.6%	87.2%
Revenue	$111,387	$116,347	$110,414	$110,088	$107,431
Operating expenses	(58,879)	(58,815)	(55,393)	(53,782)	(54,684)

Net operating income	52,508	57,532	55,021	56,306	52,747
Straight-line rent	(3,272)	(5,237)	(7,132)	(10,979)	(12,580)
Above/below-market lease amortization	(1,731)	(2,449)	(1,892)	(2,028)	(1,884)
Below-market ground lease amortization	426	426	426	426	426

Cash net operating income	$47,931	$50,272	$46,423	$43,725	$38,709

Leasing activity
Total leases executed	50	56	55	69	50
Total square footage executed	281,110	172,168	179,366	212,259	191,319
Average rent psf—leases executed	$53.27	$60.03	$51.20	$49.05	$48.03
Previously escalated rents psf	$34.61	$46.43	$42.64	$41.15	$41.47
Percentage of new rent over previously escalated rents	53.9%	29.3%	20.1%	19.2%	15.8%
Leasing commission costs per square foot	$16.54	$14.18	$14.45	$15.20	$14.75
Tenant improvement costs per square foot	52.57	42.72	44.08	45.65	53.36

Total LC and TI per square foot (3)	$69.11	$56.90	$58.53	$60.85	$68.11

	Manhattan Office Portfolio—Same Store (1)
	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Number of properties	7	7	7	7	7
Square feet	6,300,300	6,297,223	6,325,276	6,323,271	6,318,516
Occupancy (2)	86.6%	88.3%	88.1%	87.8%	86.2%
Revenue	$87,514	$93,262	$86,550	$86,693	$84,946
Operating expenses	(49,342)	(49,474)	(46,082)	(44,527)	(44,438)

Net operating income	38,172	43,788	40,468	42,166	40,508
Straight-line rent	(3,519)	(5,162)	(7,447)	(10,540)	(12,748)
Above/below-market lease amortization	(1,731)	(2,449)	(1,892)	(2,028)	(1,884)
Below-market ground lease amortization	426	426	426	426	426

Cash net operating income	$33,348	$36,603	$31,555	$30,024	$26,302

Leasing activity
Total leases executed	41	47	46	58	46
Total square footage executed	235,046	127,170	140,913	172,212	172,716
Average rent psf—leases executed	$55.61	$64.36	$56.00	$51.54	$49.42
Previously escalated rents psf	$33.79	$48.17	$44.99	$41.03	$40.43
Percentage of new rent over previously escalated rents	64.6%	33.6%	24.5%	25.6%	22.3%
Leasing commission costs per square foot	$18.17	$16.11	$17.21	$16.52	$15.07
Tenant improvement costs per square foot	54.26	42.76	53.98	51.29	54.25

Total LC and TI per square foot (3)	$72.43	$58.87	$71.19	$67.81	$69.32

Notes:

(1)	Defined as the total portfolio excluding 112 West 34th Street and 1400 Broadway which the Company acquired on July 15, 2014 and the observatory.
(2)	Based on leases signed and commenced as of period end.
(3)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

First Quarter 2015

Property Detail

(unaudited)

Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	Annualized Rent per Occupied Square Foot (4)	Number of Leases (5)

Manhattan Office Properties—Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,657,256	84.1%	$105,304,459	$47.12	186
One Grand Central Place	Grand Central	1,184,298	87.3%	51,788,376	50.09	270
1400 Broadway (8)	Penn Station -Times Sq. South	890,299	88.1%	31,943,232	40.73	56
112 West 34th Street (9)	Penn Station -Times Sq. South	652,900	78.6%	23,421,421	45.64	29
250 West 57th Street	Columbus Circle—West Side	481,171	77.0%	18,431,154	49.75	143
501 Seventh Avenue	Penn Station -Times Sq. South	456,569	93.1%	17,788,943	41.85	34
1359 Broadway	Penn Station -Times Sq. South	448,146	91.1%	18,348,706	44.94	33
1350 Broadway (10)	Penn Station -Times Sq. South	368,107	92.5%	16,648,063	48.89	70
1333 Broadway	Penn Station -Times Sq. South	292,296	98.7%	13,012,526	45.10	9

Manhattan Office Properties—Office		7,431,042	86.1%	296,686,880	46.37	830

Manhattan Office Properties—Retail
The Empire State Building (7)	Penn Station -Times Sq. South	142,563	87.3%	14,546,989	116.88	16
One Grand Central Place	Grand Central	66,721	92.3%	6,592,006	107.04	16
1400 Broadway (8)	Penn Station -Times Sq. South	17,689	71.2%	1,354,424	107.54	8
112 West 34th Street (9)	Penn Station -Times Sq. South	92,455	97.5%	3,592,267	39.85	2
250 West 57th Street	Columbus Circle—West Side	47,985	85.5%	5,270,143	128.45	6
501 Seventh Avenue	Penn Station -Times Sq. South	35,495	84.7%	1,721,011	57.24	8
1359 Broadway	Penn Station -Times Sq. South	25,286	31.4%	1,184,211	149.15	4
1350 Broadway (10)	Penn Station -Times Sq. South	31,741	98.3%	6,509,056	208.61	6
1333 Broadway	Penn Station -Times Sq. South	62,666	95.6%	6,688,097	111.64	4

Manhattan Office Properties—Retail		522,601	87.8%	47,458,204	103.43	70

Sub-Total/Weighted Average
Manhattan Office Properties—Office and Retail		7,953,643	86.2%	344,145,084	50.18	900

Greater New York Metropolitan Area Office Properties
First Stamford Place (11)	Stamford, CT	794,340	91.3%	30,146,939	41.57	52
Metro Center	Stamford, CT	282,608	96.8%	15,212,943	55.61	32
383 Main Street	Norwalk, CT	259,905	92.5%	7,763,149	32.29	22
500 Mamaroneck Avenue	Harrison, NY	294,192	91.9%	7,932,570	29.34	35
10 Bank Street	White Plains, NY	229,536	87.8%	7,325,641	36.35	31

Sub-Total/Weighted Average Greater New York
Metropolitan Area Office Properties		1,860,581	92.0%	68,381,242	39.96	172

Standalone Retail Properties
10 Union Square	Union Square	58,005	100.0%	6,060,797	104.49	14
1542 Third Avenue	Upper East Side	56,250	100.0%	3,522,558	62.62	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,274,947	73.33	2
77 West 55th Street	Midtown	24,102	100.0%	2,495,049	103.52	3
69-97 Main Street	Westport, CT	16,826	100.0%	2,074,215	123.27	5
103-107 Main Street	Westport, CT	4,330	100.0%	606,446	140.06	1

Sub-Total/Weighted Average Standalone
Retail Properties		204,175	100.0%	18,034,012	88.33	29

Portfolio Total		10,018,399	87.6%	$430,560,338	$49.08	1,101

Total/Weighted Average Office Properties		9,291,623	87.3%	$365,068,122	$45.01	1,002
Total/Weighted Average Retail Properties		726,776	91.2%	65,492,216	98.78	99

Portfolio Total		10,018,399	87.6%	$430,560,338	$49.08	1,101

Notes:

(1)	Excludes (i) 151,172 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 69,757 square feet of space attributable to the Company’s observatory.
(2)	Based on leases signed and commenced as of March 31, 2015.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of March 31, 2015 divided by occupied square feet.
(5)	Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(6)	Includes 86,902 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by Host Services of New York, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 48 years (expiring December 31, 2063).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 62 years (expiring May 31, 2077).
(10)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 35 years (expiring July 31, 2050).
(11)	First Stamford Place consists of three buildings.

First Quarter 2015

Tenant Lease Expirations

(unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Portfolio Annualized Rent (4)	Annualized Rent Per Rentable Square Foot
Available	—	1,005,516	10.0%	$—	0.0%	$—
Signed leases not commenced	19	240,568	2.4%	—	0.0%	—
2015	230	766,089	7.6%	34,943,475	8.1%	45.61
2016	148	699,571	7.0%	29,996,681	7.0%	42.88
2017	167	761,642	7.6%	37,488,066	8.7%	49.22
2018	152	827,022	8.3%	39,115,832	9.1%	47.30
2019	102	678,834	6.8%	31,097,681	7.2%	45.81
2020	93	812,587	8.1%	43,926,207	10.2%	54.06
2021	53	598,820	6.0%	30,733,446	7.1%	51.32
2022	41	429,115	4.3%	23,750,612	5.5%	55.35
2023	33	461,569	4.6%	24,335,709	5.7%	52.72
2024	29	528,957	5.3%	27,798,629	6.5%	52.55
2025	22	189,605	1.9%	11,127,046	2.6%	58.69
Thereafter	31	2,018,504	20.1%	96,246,954	22.4%	47.68

Total	1,120	10,018,399	100.0%	$430,560,338	100.0%	$49.08

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)	Excludes (i) 151,172 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,757 square feet of space attributable to the Company’s observatory.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

First Quarter 2015

Tenant Lease Expirations

(unaudited)

Manhattan Office Properties (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Portfolio Annualized Rent (5)	Annualized Rent Per Rentable Square Foot
Available	—	831,270	11.2%	$—	0.0%	$—
Signed leases not commenced	8	201,616	2.7%	—	0.0%	—
2015	204	670,257	9.0%	29,532,811	10.0%	44.06
2016	117	455,315	6.1%	20,426,407	6.9%	44.86
2017	135	548,700	7.4%	26,481,469	8.9%	48.26
2018	110	528,346	7.1%	26,577,478	9.0%	50.30
2019	74	398,423	5.4%	18,315,946	6.2%	45.97
2020	59	535,622	7.2%	25,083,615	8.5%	46.83
2021	36	439,903	5.9%	20,522,201	6.9%	46.65
2022	26	197,531	2.7%	10,161,887	3.4%	51.44
2023	21	295,602	4.0%	13,884,549	4.7%	46.97
2024	13	323,938	4.4%	14,895,157	5.0%	45.98
2025	11	99,453	1.3%	5,709,795	1.9%	57.41
Thereafter	24	1,905,066	25.6%	85,095,565	28.7%	44.67

Total Manhattan office properties	838	7,431,042	100.0%	296,686,880	100.0%	46.37

Greater New York Metropolitan Area Office Properties
Available	—	121,227	6.5%	—	0.0%	—
Signed leases not commenced	5	28,218	1.5%	—	0.0%	—
2015	16	75,668	4.1%	3,412,912	5.0%	45.10
2016	16	68,574	3.7%	2,736,257	4.0%	39.90
2017	25	166,122	8.9%	6,641,874	9.7%	39.98
2018	36	272,773	14.7%	10,163,129	14.9%	37.26
2019	22	253,464	13.6%	9,760,418	14.3%	38.51
2020	23	213,299	11.5%	8,577,924	12.5%	40.22
2021	11	129,980	7.0%	5,581,956	8.2%	42.94
2022	6	168,044	9.0%	6,597,611	9.6%	39.26
2023	6	118,242	6.4%	5,245,943	7.7%	44.37
2024	2	174,448	9.4%	7,134,991	10.4%	40.90
2025	9	70,522	3.8%	2,528,227	3.7%	35.85
Thereafter	—	—	0.0%	—	0.0%	—

Total greater New York metropolitan area office properties	177	1,860,581	100.0%	68,381,242	100.0%	39.96

Retail Properties
Available	—	53,019	7.3%	—	0.0%	—
Signed leases not commenced	6	10,734	1.5%	—	0.0%	—
2015	10	20,164	2.8%	1,997,752	3.1%	99.08
2016	15	175,682	24.2%	6,834,017	10.4%	38.90
2017	7	46,820	6.4%	4,364,723	6.7%	93.22
2018	6	25,903	3.6%	2,375,225	3.6%	91.70
2019	6	26,947	3.7%	3,021,317	4.6%	112.12
2020	11	63,666	8.8%	10,264,668	15.7%	161.23
2021	6	28,937	4.0%	4,629,289	7.1%	159.98
2022	9	63,540	8.7%	6,991,114	10.7%	110.03
2023	6	47,725	6.6%	5,205,217	7.9%	109.07
2024	14	30,571	4.2%	5,768,481	8.8%	188.69
2025	2	19,630	2.7%	2,889,024	4.4%	147.17
Thereafter	7	113,438	15.6%	11,151,389	17.0%	98.30

Total retail properties	105	726,776	100.0%	65,492,216	100.0%	98.78

Total portfolio lease expirations	1,120	10,018,399	100.0%	$430,560,338	100.0%	$49.08

Notes:

(1)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes (i) 151,172 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,757 square feet of space attributable to the Company’s observatory.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

First Quarter 2015

Tenant Lease Expirations

(unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Portfolio Annualized Rent (5)	Annualized Rent Per Rentable Square Foot
Available	—	270,001	10.1%	$—	0.0%	$—
Signed leases not commenced	4	152,830	5.8%	—	0.0%	—
2015	36	194,364	7.3%	8,548,566	8.1%	43.98
2016	13	53,592	2.0%	2,365,491	2.2%	44.14
2017	26	94,470	3.6%	5,236,229	5.0%	55.43
2018	24	97,794	3.7%	4,732,855	4.5%	48.40
2019	14	62,989	2.4%	2,709,461	2.6%	43.01
2020	26	264,032	9.9%	13,022,461	12.4%	49.32
2021	11	83,520	3.1%	3,986,295	3.8%	47.73
2022	12	48,565	1.8%	2,529,495	2.4%	52.08
2023	6	34,549	1.3%	1,792,300	1.7%	51.88
2024	7	140,386	5.3%	6,849,630	6.5%	48.79
2025	3	17,852	0.7%	1,279,049	1.2%	71.65
Thereafter	8	1,142,312	43.1%	52,252,627	49.6%	45.74

Total Empire State Building office	190	2,657,256	100.0%	$105,304,459	100.0%	$47.12

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 31,271 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

First Quarter 2015

20 Largest Tenants and Portfolio Tenant Diversification by Industry

(unaudited)

20 Largest Tenants		Number of Leases	Number of Properties	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)
1.	Global Brands Group	3	2	Oct. 2021-Oct. 2028	13.5 years	698,488	7.0%	$29,035,922	6.7%
2.	Coty	1	1	Jan. 2030	14.8 years	311,242	3.1%	15,267,575	3.5%
3.	PVH Corp.	1	1	Oct. 2028	13.6 years	211,311	2.1%	9,021,270	2.1%
4.	Thomson Reuters	4	2	Apr. 2018-Apr. 2020	5.1 years	147,208	1.5%	7,615,166	1.9%
5.	LinkedIn	1	1	Feb. 2026	10.9 years	152,411	1.5%	7,332,856	1.7%
6.	Federal Deposit Insurance Corporation	1	1	Feb. 2020	4.9 years	121,879	1.1%	6,565,297	1.6%
7.	Li & Fung	3	1	Oct. 2021-Oct. 2021	6.6 years	149,436	1.5%	6,478,121	1.5%
8.	Urban Outfitters	1	1	Sept. 2029	14.5 years	56,730	0.6%	6,200,000	1.4%
9.	Legg Mason	1	1	Sept. 2024	9.5 years	138,868	1.4%	6,129,370	1.4%
10.	Duane Reade	3	3	Feb. 2021-Sept. 2027	12.5 years	46,976	0.4%	6,079,465	1.4%
11.	Footlocker	2	1	Apr. 2016	1.0 years	170,187	1.7%	5,377,020	1.2%
12.	Host Services of New York	1	1	May 2020	5.1 years	5,300	0.1%	4,950,433	1.1%
13.	Kohl’s	1	1	May 2029	14.1 years	111,834	1.1%	4,461,637	1.0%
14.	Aeropostale	2	1	Nov. 2015-Nov. 2016	1.6 years	88,760	0.9%	4,118,948	1.0%
15.	Odyssey Reinsurance	1	1	Sept. 2022	7.5 years	101,619	1.0%	3,843,803	1.0%
16.	The Interpublic Group of Companies	1	1	Aug. 2024	9.4 years	86,561	0.9%	3,829,133	0.9%
17.	Shutterstock	1	1	Sept. 2024	9.5 years	82,331	0.8%	3,658,715	0.8%
18.	Bank of America	3	3	Apr. 2015-Feb. 2018	2.9 years	29,671	0.3%	3,349,473	0.8%
19.	Reed Elsevier	1	1	Nov. 2019	4.6 years	96,727	1.0%	3,252,694	0.8%
20.	Human Rights Watch	1	1	Oct. 2026	11.5 years	65,660	0.7%	3,224,342	0.7%

	Total	33				2,873,199	28.7%	$139,791,240	32.5%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. None of these leases contain early termination options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of March 31, 2015.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

]

First Quarter 2015

Capital Expenditures and Redevelopment Program

(unaudited)

	Three Months Ended
Capital expenditures	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Tenant improvements—first generation	$27,662	$29,620	$28,462	$16,827	$5,095
Tenant improvements—second generation	1,681	1,020	3,090	3,250	1,038
Leasing commissions—first generation	15,813	2,481	2,945	1,207	1,045
Leasing commissions—second generation	372	386	1,401	1,229	880
Building improvements—first generation	8,420	13,678	24,328	11,721	11,241
Building improvements—second generation	333	2,391	893	344	1,106

Total	$54,281	$49,576	$61,119	$34,578	$20,405

Redevelopment program components

•	Upgrading common areas: lobbies, elevators, corridors and bathrooms

•	Installing energy efficient building systems

•	Improving roofs, windows and facades

•	Optimizing base floors for retail

Current redevelopment program (1) (2)

•	Spent to date: $602 million

•	To be invested: $65 to $105 million between 2015 and 2016

Redevelopment program by square feet (1) (2)

•	Future redevelopment (Empire State Building)—570,000 square feet

•	Future redevelopment (other Manhattan properties)—1,560,000 square feet

•	Redevelopment completed—5,850,000 square feet

Inventory of vacant space (2)

•	Developed—580,000 square feet, 66%

•	Undeveloped—300,000 square feet, 34%

Inventory of undeveloped space (2)

•	Vacant—300,000 square feet, 14%

•	Expires in 2015 through 2016—850,000 square feet, 40%

•	Expires in 2017 and thereafter—980,000 square feet, 46%

Notes:

(1)	These estimates are based on the Company’s current budgets (which do not include tenant improvements and leasing commission costs) and are subject to change.
(2)	Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

First Quarter 2015

Observatory Summary

(unaudited and in thousands)

	Three Months Ended
Observatory NOI	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Observatory revenue	$18,223	$28,167	$35,684	$30,389	$17,301
Observatory expenses	6,977	7,831	7,109	7,120	6,981

NOI	11,246	20,336	28,575	23,269	10,320
Intercompany rent expense (1)	11,664	17,874	19,936	16,283	15,200

NOI after intercompany rent	$(418)	$2,462	$8,639	$6,986	$(4,880)

Note:

(1)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.

Annual Observatory Revenues 2010 to 2014

First Quarter 2015

Condensed Consolidated Balance Sheets

(unaudited and dollars in thousands)

	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,172	$187,566	$187,566
Development costs	7,332	6,986	6,971	6,861	6,459
Building and improvements	1,967,260	1,931,681	1,899,467	1,508,309	1,473,665

	2,175,788	2,139,863	2,107,610	1,702,736	1,667,690
Less: accumulated depreciation	(399,851)	(377,552)	(354,730)	(332,766)	(315,256)

Commercial real estate properties, net	1,775,937	1,762,311	1,752,880	1,369,970	1,352,434
Cash and cash equivalents	36,463	45,732	52,918	41,791	44,703
Restricted cash	61,007	60,273	63,821	55,482	54,832
Tenant and other receivables, net	12,759	23,745	29,837	26,185	29,644
Deferred rent receivables, net	106,226	102,104	94,837	85,948	74,971
Prepaid expenses and other assets	30,715	48,504	31,091	39,658	23,535
Deferred costs, net	95,551	80,212	80,396	77,035	79,032
Acquired below-market ground leases, net	389,765	391,887	392,756	61,460	61,886
Acquired lease intangibles, net	273,086	290,248	312,001	227,617	237,900
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$3,272,988	$3,296,495	$3,302,016	$2,476,625	$2,450,416

Liabilities and Equity
Mortgage notes payable	$855,032	$903,985	$1,005,569	$873,863	$878,545
Senior unsecured notes	588,335	237,667	236,999	—	—
Unsecured revolving credit facility	165,000	—	—	—	—
Term loan and credit facility	—	470,000	355,600	355,000	325,000
Accounts payable and accrued expenses	101,797	96,563	97,413	74,807	71,712
Acquired below-market leases, net	129,736	138,859	148,493	120,219	125,106
Deferred revenue and other liabilities	20,994	27,876	24,728	18,722	22,574
Tenants’ security deposits	44,388	40,448	40,111	34,170	32,939

Total liabilities	1,905,282	1,915,398	1,908,913	1,476,781	1,455,876
Total equity	1,367,706	1,381,097	1,393,103	999,844	994,540

Total liabilities and equity	$3,272,988	$3,296,495	$3,302,016	$2,476,625	$2,450,416

First Quarter 2015

Condensed Consolidated Statements of Income

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Revenues
Rental revenue	$110,058	$112,259	$106,152	$92,210	$90,204
Tenant expense reimbursement	18,200	18,160	20,034	14,304	15,153
Observatory revenue	18,223	28,167	35,684	30,389	17,301
Construction revenue	1,607	4,918	5,804	12,963	14,963
Third party management and other fees	446	451	561	753	611
Other revenue and fees	3,348	6,456	1,206	4,549	2,074

Total revenues	151,882	170,411	169,441	155,168	140,306
Operating expenses
Property operating expenses	42,452	41,748	38,291	35,149	35,860
Ground rent expenses	2,331	2,375	2,066	447	451
Marketing, general, and administrative expenses	9,100	9,251	10,071	9,560	10,155
Observatory expenses	6,977	7,831	7,109	7,120	6,981
Construction expenses	2,869	5,423	6,095	12,795	14,283
Real estate taxes	22,978	23,702	21,870	18,186	18,373
Acquisition expenses	—	—	2,647	735	—
Depreciation and amortization	41,418	48,799	37,880	28,637	30,115

Total operating expenses	128,125	139,129	126,029	112,629	116,218

Total operating income	23,757	31,282	43,412	42,539	24,088
Other income (expense)
Interest expense	(16,047)	(19,816)	(17,674)	(14,629)	(14,337)

Income before income taxes	7,710	11,466	25,738	27,910	9,751
Income tax (expense) benefit	178	(502)	(3,004)	(2,629)	1,480

Net income	7,888	10,964	22,734	25,281	11,231
Perpetual preferred unit distributions	(234)	(235)	(241)	—	—
Net income attributable to non-controlling interests	(4,516)	(6,587)	(14,171)	(15,447)	(6,862)

Net income attributable to Empire State Realty Trust, Inc.	$3,138	$4,142	$8,322	$9,834	$4,369

Weighted average common shares outstanding
Basic	109,400	103,022	97,729	95,573	95,466

Diluted	265,810	265,779	263,041	245,941	244,425

Net income per share attributable to Empire State Realty Trust, Inc.
Basic and Diluted	$0.03	$0.04	$0.09	$0.10	$0.05

Dividends per share	$0.085	$0.085	$0.085	$0.085	$0.085

First Quarter 2015

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds from

Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income	$7,888	$10,964	$22,734	$25,281	$11,231
Preferred unit distributions	(234)	(235)	(241)	—	—
Real estate depreciation and amortization	41,233	48,711	37,797	28,556	30,052

FFO	48,887	59,440	60,290	53,837	41,283
Amortization of below-market ground lease	1,958	2,001	1,750	426	426

Modified FFO	50,845	61,441	62,040	54,263	41,709
Deferred financing costs write-off and prepayment penalty	1,345	3,771	—	—	—
Construction severance expenses, net of taxes	480	—	—	—	—
Gain on settlement of lawsuit related to the Observatory,
net of income taxes	—	—	—	(540)	—
Private perpetual preferred exchange offering expenses	—	—	407	950	—
Acquisition expenses	—	—	2,647	735	—

Core FFO	$52,670	$65,212	$65,094	$55,408	$41,709

Total weighted average shares and Operating Partnership Units
Basic and Diluted	265,810	265,779	263,041	245,941	244,425

FFO per share
Basic and Diluted	$0.18	$0.22	$0.23	$0.22	$0.17

Modified FFO per share
Basic and Diluted	$0.19	$0.23	$0.24	$0.22	$0.17

Core FFO per share
Basic and Diluted	$0.20	$0.25	$0.25	$0.23	$0.17

Reconciliation of Core FFO to Core FAD
Core FFO	$52,670	$65,212	$65,094	$55,408	$41,709
Add:
Amortization of deferred financing costs	1,076	1,541	2,653	1,375	1,090
Non-real estate depreciation and amortization	185	88	83	80	65
Amortization of non-cash compensation expense	1,694	813	939	944	1,025
Amortization of debt discount	668	668	356	—	—
Deduct:
Straight-line rental revenues	(4,102)	(7,613)	(8,543)	(10,979)	(12,580)
Amortization of debt premiums	(1,869)	(1,753)	(1,622)	(738)	(556)
Above/below-market rent revenue	(5,291)	(5,613)	(4,568)	(2,028)	(1,884)
FF&E purchases	—	—	—	(3)	(6)
Tenant improvements—second generation	(1,681)	(1,020)	(3,090)	(3,250)	(1,038)
Building improvements—second generation	(333)	(2,391)	(893)	(344)	(1,106)
Leasing commissions—second generation	(372)	(386)	(1,401)	(1,229)	(880)

Core FAD	$42,645	$49,546	$49,008	$39,236	$25,839

Core FAD per share
Basic and Diluted	$0.16	$0.19	$0.19	$0.16	$0.11

Reconciliation of Net Income to EBITDA
Net income	$7,888	$10,964	$22,734	$25,281	$11,231
Perpetual preferred unit distributions	(234)	(235)	(241)	—	—
Interest expense	16,047	19,816	17,674	14,629	14,337
Income tax expense (benefit)	(178)	502	3,004	2,629	(1,480)
Depreciation and amortization	41,418	48,799	37,880	28,637	30,115
Acquisition expenses	—	—	2,647	735	—

EBITDA	$64,941	$79,846	$83,698	$71,911	$54,203

First Quarter 2015

Net Operating Income (“NOI”)

(unaudited and dollars in thousands)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Reconciliation of Net Income to NOI, Cash NOI and Same Store Cash NOI
Net income	$7,888	$10,964	$22,734	$25,281	$11,231
Add:
Marketing, general and administrative expenses	9,100	9,251	10,071	9,560	10,155
Depreciation and amortization	41,418	48,799	37,880	28,637	30,115
Interest expense	16,047	19,816	17,674	14,629	14,337
Construction expenses	2,869	5,423	6,095	12,795	14,283
Acquisition expenses	—	—	2,647	735	—
Income tax expense (benefit)	(178)	502	3,004	2,629	(1,480)
Less:
Construction revenue	(1,607)	(4,918)	(5,804)	(12,963)	(14,963)
Third-party management and other fees	(446)	(451)	(561)	(753)	(611)
Gain on settlement of lawsuit related to the Observatory	—	—	—	(975)	—

Net operating income	75,091	89,386	93,740	79,575	63,067
Straight-line rent	(4,102)	(7,613)	(8,543)	(10,979)	(12,580)
Above/below-market lease amortization	(5,291)	(5,613)	(4,568)	(2,028)	(1,884)
Below-market ground lease amortization	1,958	2,001	1,750	426	426

Cash net operating income	67,656	78,161	82,379	66,994	49,029
Less: 112 West 34th St. and 1400 Broadway cash NOI	(8,479)	(7,553)	(7,381)	—	—
Less: Observatory NOI	(11,246)	(20,336)	(28,575)	(23,269)	(10,320)

Total portfolio (excluding observatory) same-store cash net operating income	$47,931	$50,272	$46,423	$43,725	$38,709

First Quarter 2015

Debt Summary

(unaudited and dollars in thousands)

	March 31, 2015			December 31, 2014
		Weighted Average			Weighted Average
		Interest	Maturity		Interest	Maturity
Debt Summary	Balance	Rate	(Years)	Balance	Rate	(Years)
Fixed rate mortgage debt	$743,979	5.53%	3.5	$746,916	5.53%	3.7
Senior unsecured notes	600,000	3.47%	9.1	250,000	2.63%	4.6

Total fixed rate debt	1,343,979	4.61%	6.0	996,916	4.80%	3.9
Variable rate mortgage debt	91,000	1.53%	2.6	135,146	1.65%	1.9
Unsecured revolving credit facility	165,000	1.33%	3.8	—	—	—
Term loan and credit facility	—	—	—	470,000	1.46%	3.4

Total variable rate debt	256,000	1.40%	3.4	605,146	1.50%	3.1

Total debt	1,599,979	4.10%	5.6	1,602,062	3.55%	3.6

Premium/discount	8,388			9,590

Total	$1,608,367			$1,611,652

Available Capacity	Facility	Outstanding at March 31, 2015	Letters of Credit	Available Capacity at March 31, 2015
Unsecured revolving credit facility (1)	$800,000	$165,000	$—	$635,000

		Current	In
Covenant Summary	Required	Quarter	Compliance
Maximum Total Leverage (2)	< 60%	30.8%	Yes
Maximum Secured Debt	< 40%	16.4%	Yes
Minimum Fixed Charge Coverage	> 1.50x	4.1x	Yes
Minimum Unencumbered Interest Coverage	> 1.75x	8.7x	Yes
Maximum Unsecured Leverage	< 60%	28.0%	Yes
Maximum Secured Recourse Indebtedness	< 10%	0%	Yes
Minimum Tangible Net Worth	$745,356	$920,498	Yes

Notes:

(1)	The unsecured revolving credit facility has an accordion feature allowing for an increase in maximum aggregate principal balance to $1.25 billion under certain circumstances. This facility matures in January 2019 with two additional six-month extension options.
(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

First Quarter 2015

Debt Detail

(unaudited and dollars in thousands)

	Stated Interest Rate (%)	Current Interest Rate (%)	Principal Balance	Maturity Date	Amortization
Fixed rate mortgage debt:
10 Union Square	6.00%	6.00%	$20,551	5/1/2017	30 years
10 Bank Street	5.72%	5.72%	32,692	6/1/2017	30 years
1542 Third Avenue	5.90%	5.90%	18,525	6/1/2017	30 years
First Stamford Place	5.65%	5.65%	241,384	7/5/2017	30 years
383 Main Avenue, Norwalk, CT	5.59%	5.59%	29,709	7/5/2017	30 years
1010 Third Avenue and 77 West 55th Street	5.69%	5.69%	27,465	7/5/2017	30 years
1333 Broadway	6.32%	6.32%	69,348	1/5/2018	30 years
1400 Broadway (first lien mortgage loan)	6.12%	6.12%	69,455	2/5/2018	30 years
1400 Broadway (second lien mortgage loan)	3.35%	3.35%	9,753	2/5/2018	30 years
112 West 34th Street (first lien mortgage loan)	6.01%	6.01%	77,221	4/5/2018	30 years
112 West 34th Street (second lien mortgage loan)	6.56%	6.56%	9,733	4/5/2018	30 years
1350 Broadway	5.87%	5.87%	38,765	4/5/2018	Interest only
Metro Center	3.59%	3.59%	99,378	11/5/2024	30 years

Total fixed rate mortgage debt			743,979
Variable rate mortgage debt:
One Grand Central Place	LIBOR plus 1.35%	1.53%	91,000	11/5/2017	Interest only

Total variable rate mortgage debt			91,000

Total mortgage debt			834,979
Unsecured Revolving Credit Facility	LIBOR plus 1.15%	1.33%	165,000	1/23/2019	Interest only
Exchangeable senior unsecured notes	2.63%	2.63%	250,000	8/15/2019	Interest only
Senior unsecured notes (Series A)	3.93%	3.93%	100,000	3/27/2025	Interest only
Senior unsecured notes (Series B)	4.09%	4.09%	125,000	3/27/2027	Interest only
Senior unsecured notes (Series C)	4.18%	4.18%	125,000	3/27/2030	Interest only

Total / weighted average debt		4.10%	1,599,979

Premium/discounts			8,388

Total			$1,608,367

First Quarter 2015

Debt Maturities and Ground Lease Commitments

(unaudited and dollars in thousands)

Year	Amortization	Maturities (1)	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2015	$8,833	$—	$8,833	0.6%	n/a
2016	12,387	—	12,387	0.8%	n/a
2017	10,070	446,761	456,831	28.6%	4.87%
2018	2,880	262,210	265,090	16.6%	6.02%
2019	2,188	415,000	417,188	26.1%	2.11%
Thereafter	11,975	427,675	439,650	27.5%	3.97%

Total debt	$48,333	$1,551,646	1,599,979	100.0%	4.10%

Premium/discount			8,388

Total			$1,608,367

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments

Year	1350 Broadway	1400 Broadway	112 West 34th Street	Total
2015	$81	$506	$551	$1,138
2016	108	675	735	1,518
2017	108	675	735	1,518
2018	108	675	735	1,518
2019	108	675	735	1,518
Thereafter	2,547	13,500	42,201	58,248

	$3,060	$16,706	$45,692	$65,458

First Quarter 2015

Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the July 2014 acquisition of two properties as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items associated with the Company’s initial public offering, or IPO, and formation transactions: gain on consolidation of non-controlling entities, acquisition expenses, severance expenses and retirement equity compensation expenses. It also adds back private perpetual preferred exchange offering expenses, acquisition expenses, and gain on settlement of lawsuit related to the Observatory, net of income taxes, deferred financing cost write-off, prepayment penalties and construction severance expenses. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes items associated with its IPO and formation transactions and other non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by investors and our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (i) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses, or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly entitled measures and, accordingly, our NOI may not-be comparable to similarly entitled measures reported by other companies that do not define the measure exactly as we do.

EBITDA

We compute EBITDA as net income plus perpetual preferred unit distributions, interest expense, income taxes, depreciation and amortization and acquisition expenses. We presents EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.